UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition, and Item 7.01, Regulation FD Disclosure.

On September 14, 2005, UnumProvident Corporation issued a press release announcing that the Company will provide an online Web simulcast of its 2005 Investor Meeting on Monday, October 17, 2005 from 10:00 a.m. until 4:00 p.m. (Eastern). Attached as Exhibit 99.1 to this report is a press release relating to the Meeting, as Exhibit 99.2 is a copy of the Statistical Supplement containing the Company’s pro forma financial results for the six months ended June 30, 2004 and 2005, and the years ended December 31, 2002, 2003 and 2004, that reflect new segment reporting implemented by the Company in the third quarter of 2005, and as Exhibit 99.3 is a copy of the written materials (slides) that will be displayed during the online Web simulcast. These materials are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Items 2.02, 7.01 and 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed with this Report:

99.1	Press release of UnumProvident Corporation dated October 17, 2005.

99.2	Statistical Supplement containing the Company’s pro forma financial results for the six months ended June 30, 2004 and 2005, and the years ended December 31, 2002, 2003 and 2004, that reflect new segment reporting implemented by the Company in the third quarter of 2005.

99.3	Copy of the written materials (slides) for online Web simulcast of the Company’s 2005 Investor Meeting on Monday, October 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnumProvident Corporation (Registrant)

Date: October 17, 2005.	By:	/s/ F. Dean Copeland
	Name:	F. Dean Copeland
	Title:	Senior Executive Vice President

INDEX TO EXHIBITS

EXHIBIT

99.1	Press release of UnumProvident Corporation dated October 17, 2005.

99.2	Statistical Supplement containing the Company’s pro forma financial results for the six months ended June 30, 2004 and 2005, and the years ended December 31, 2002, 2003 and 2004, that reflect new segment reporting implemented by the Company in the third quarter of 2005.

99.3	Copy of the written materials (slides) for online Web simulcast of the Company’s 2005 Investor Meeting on Monday, October 17, 2005